Exhibit 99.J2

POWER OF ATTORNEY

I, THE UNDERSIGNED director of GE Private Asset Management Funds, Inc., hereby constitute and appoint Gurinder S. Ahluwalia, Regina M. Fink, Philip H. McKinley and each of them singly, my true and lawful attorneys-in-fact, with full power and substitution, and with full power to each of them, to sign for me and in my name in the in the appropriate capacities, all Registration Statements of the Fund on Form N-1A and N-8A or any successor(s) thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do so or cause to be done virtue hereof. This Power of Attorney is effective for all documents filed on or after the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 30th day of August, 2004.

/s/ John Fibiger John Fibiger

POWER OF ATTORNEY

I, THE UNDERSIGNED director of GE Private Asset Management Funds, Inc., hereby constitute and appoint Gurinder S. Ahluwalia, Regina M. Fink, Philip H. McKinley and each of them singly, my true and lawful attorneys-in-fact, with full power and substitution, and with full power to each of them, to sign for me and in my name in the in the appropriate capacities, all Registration Statements of the Fund on Form N-1A and N-8A or any successor(s) thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do so or cause to be done virtue hereof. This Power of Attorney is effective for all documents filed on or after the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 30th day of August, 2004.

/s/ Dwight Jaffee Dwight Jaffee

POWER OF ATTORNEY

I, THE UNDERSIGNED director of GE Private Asset Management Funds, Inc., hereby constitute and appoint Gurinder S. Ahluwalia, Regina M. Fink, Philip H. McKinley and each of them singly, my true and lawful attorneys-in-fact, with full power and substitution, and with full power to each of them, to sign for me and in my name in the in the appropriate capacities, all Registration Statements of the Fund on Form N-1A and N-8A or any successor(s) thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do so or cause to be done virtue hereof. This Power of Attorney is effective for all documents filed on or after the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 30th day of August, 2004.

/s/ Douglas Paul Douglas Paul